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                                                                 EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Tax-Advantaged Savings Plan of Pogo Producing Company's previously filed Registration Statement File No. 2-60725.


                                             ARTHUR ANDERSEN LLP

Houston, Texas
June 26, 1996